VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2012

Core Equity Fund (the “Fund”). In the Fund Summary, in the Investment Adviser section, the information about the current portfolio manager Kevin Rendino is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Bartlett Geer, CFA	2012	Managing Director

In the Management section under Investment Sub-Advisers — BlackRock Investment Management, LLC (“BlackRock”), the portfolio manager information for the Fund with respect Kevin Rendino is deleted in its entirety and replaced with the following:

BlackRock’s Basic Value team is led by Bartlett Geer, CFA. Mr. Geer has been Managing Director of BlackRock, Inc. since 2012. He was Managing Director of the Putnam Equity Income Fund and U.S. Large Cap Value institutional equity portfolios of Putnam Investments from 2000 to 2012. Mr. Geer is primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.

All changes reflected herein are effective immediately.

Date: November 1, 2012

VALIC COMPANY I

Supplement to the Statement of Additional Information dated October 1, 2012

Under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to BlackRock, all reference to Kevin Rendino is deleted and the chart is supplemented, for Core Equity Fund, with the following:

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of September 30, 2012)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)
BlackRock	Geer, Bartlett	0	$0	—	—	—	—

All changes reflected herein are effective immediately.

Date: November 1, 2012